FIRST AMENDMENT TO NET LEASE AGREEMENT



      THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 16th day of April, 1999, by and between Net Lease Income and Growth Fund 84-A Limited Partnership ("Fund 84-A") and AEI Net Lease Income and Growth Fund XX Limited Partnership ("Fund XX"), two Minnesota limited partnerships whose corporate general partners are Net Lease Management 84-A, Inc. and AEI Fund Management XX, Inc. respectively both Minnesota corporations, whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter collectively referred to as "Lessor"), and Americana Dining Corp. (hereinafter referred to as "Lessee"), whose principal business address is One Corporate Place, 55 Ferncroft Road, Danvers, MA 01923;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Franklin County, Columbus, Ohio, and legally described in Exhibit "A", which is attached to the Lease(as defined below) and incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in the Lease Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lessee and Lessor Fund 84-A and Fund XX have entered into that certain Net Lease Agreement dated August 11, 1998 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, commencing
April        ,  1999, plus the period commencing August 11,  1998
("Occupancy Date") through April 30, 1999 with the contemplated initial term hereof ending on April 30, 2019.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through April 30, 2000.


2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

      (A)   Annual  Rent Payable for the first and  second  Lease
Years: Lessee shall pay to Lessor an annual Base Rent of $349,434.11, which amount shall be payable in advance on the first day of each month in equal monthly installments of $11,647.80 to Fund 84-A, and $17,471.71 to Fund XX. If the first day of the first full Lease Year of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof.

Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied.

As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                     LESSEE:  Americana Dining Corp.,

                                   By: /s/ Donna Deporian
                                   Its: Secretary & VP

Attest
/s/ Janice Lane
    Janice Lane
Print Name

Attest
/s/ Cheryl M Carver
    Cheryl M Carver
Print Name


STATE OF MASSACHUSETTS)
                    )SS.
COUNTY OF  ESSEX)

      The foregoing instrument was acknowledged before me this 14tg day of April, 1999, by Donna Deporian, as Secretary & VP of
Americana Dining Corp. on behalf of said company.

                    /s/ Donna M Luciano           [notary seal]
                         Notary Public



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                    LESSOR:   NET LEASE INCOME & GROWTH FUND 84-A
                              LIMITED PARTNERSHIP

                              By:  Net Lease Management 84-A, Inc.
Attest
/s/ Michael B Daugherty       By: /s/ Robert P Johnson
    Michael B Daugherty               Robert P. Johnson, President
Print Name


Attest
/s/ Barbara J Kochevar
    Barbara J Kochevar
Print Name



STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 16th day of April, 1999, by Robert P Johnson, the President of Lease Management Fund 84-A, Inc., a Minnesota corporation, corporate general partner of Net Lease Income & Growth Fund 84-A Limited Partnership, on behalf of said limited partnership.

                              /s/ Stacey R.E. Jones
                                   Notary Public

[notary seal]



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                    AEI NET LEASE INCOME AND GROWTH FUND XX
                    LIMITED PARTNERSHIP

                              By:  AEI Fund Management XX, Inc.
Attest
/s/ Michael B Daugherty       By: /s/ Robert P Johnson
    Michael B Daugherty               Robert P. Johnson, President
Print Name

Attest
/s/ Barbara J Kochevar
    Barbara J Kochevar
Print Name




STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 16th day of April, 1999, by Robert P Johnson, the President of AEI Fund Management XX, Inc., a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XX Limited Partnership, on behalf of said limited partnership.


                         /s/ Stacey R. E. Jones

[notary seal]

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